UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

October 24, 2018 (October 23, 2018)
Date of Report (Date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37415	32-0454912
(State or other jurisdiction of incorporation or organization)	Commission File Number:	(IRS Employer Identification No.)

800 N. Glebe Road, Suite 500, Arlington,
Virginia 22203
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act.  ☐

Item 2.03 Creation of a Direct Financial Obligation.

As previously announced, on October 17, 2018, Evolent Health, Inc. (the “Company” or “we”) and Evolent Health LLC (“Evolent Health”) entered into a purchase agreement (the “Purchase Agreement”) with J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC (collectively, the “Purchasers”), to issue and sell $150.0 million aggregate principal amount of its 1.50% convertible senior notes due 2025 (the “notes”) in a private placement (the “Private Placement”) to qualified institutional buyers within the meaning of Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act. The Company granted the Purchasers an option to purchase up to an additional $22.5 million aggregate principal amount of notes (the “Option”).

On October 23, 2018, the Company announced that the Purchasers exercised the Option in full.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On October 24, 2018, the Company completed the offering and sale of an additional $22.5 million principal aggregate amount of the notes (the “Additional Notes”) pursuant to the Purchasers’ exercise in full of the Option.  The Additional Notes were issued pursuant to the Indenture, dated October 22, 2018, between the Company and U.S. Bank National Association, as trustee (the “Trustee).  The material terms of the Additional Notes are identical to the material terms of the $150.0 million aggregate principal amount of the notes issued and sold by the Company on October 22, 2018, as described in Item 1.01 of the Current Report on Form 8-K filed by the Company on that date, which is incorporated herein by reference. The notes and any Class A common stock of the Company issuable upon conversion of the notes will not be registered under the Securities Act or any state securities laws, and unless so registered, may not be offered or sold in the United States, except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

The foregoing description of the Indenture and the notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture and the Form of Note, which were filed as Exhibit 4.1 and Exhibit 4.2, respectively, to the Company’s Current Report on Form 8-K filed with the SEC on October 22, 2018, each of which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 2.03 of this report is incorporated by reference into this Item 3.02.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

The following documents are filed as exhibits to this report:

Exhibit Number	Description
4.1
Indenture dated as of October 22, 2018, between Evolent Health, Inc. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to Evolent Health Inc.’s Current Report on Form 8-K filed on October 22, 2018 (File No. 001-37415)).

4.2	Form of 1.50% Convertible Senior Notes due 2025 (included in Exhibit 4.1).

99.1	Press Release of Evolent Health, Inc., dated October 24, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOLENT HEALTH, INC.

By:	/s/ Jonathan Weinberg
Name: Jonathan Weinberg
Title: General Counsel and Secretary
(Duly Authorized Officer)

Date:  October 24, 2018